T. Rowe Price State Tax-Free Income Trust

Florida Intermediate Tax-Free Fund

Supplement to prospectus dated July 1, 2006

Important Information about the Florida Intermediate Tax-Free Fund

On July 19, 2006, the Board of Trustees of the T. Rowe Price State Tax-Free Income Trust recommended a plan of reorganization for the Florida Intermediate Tax-Free Fund ("Florida Intermediate Fund"). Under the reorganization, the assets of the fund would be transferred to the T. Rowe Price Summit Municipal Intermediate Fund in exchange for shares of equal value of that fund.

The reorganization is subject to the approval of shareholders of the Florida Intermediate Fund. If you hold shares in the Florida Intermediate Fund at the close of business August 21, 2006, the "record" date, you will have the opportunity to vote on the reorganization plan. Proxy materials and voting instructions will be mailed to shareholders of record in early September, and a special shareholder meeting will be held on October 18, 2006. If the proposal is approved, the transfer of assets will take place soon thereafter, and you will then own shares with the same total value in the T. Rowe Price Summit Municipal Intermediate Fund. The transfer is designed to have no adverse tax consequences for shareholders of the Florida Intermediate Fund.

Detailed information about the proposed reorganization is provided in the proxy materials. If you have any questions, please call us at 1-800-225-5132 or visit our Web site at www.troweprice.com.

The Florida Intermediate Fund will not accept new accounts after 4:00 p.m. ET on July 31, 2006. The closing does not restrict shareholders from selling shares of the fund. The fund reserves the right, in its sole discretion, to permit investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

The date of this supplement is July 25, 2006

F91-041 7/25/06